UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2021

U.S. ENERGY CORP.

(Exact name of registrant as specified in its charter)

Wyoming	000-06814	83-0205516
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Bering Drive, Suite 100, Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 993-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	USEG	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Shareholder Approval of the U.S. Energy Corp. 2021 Equity Incentive Plan

On June 24, 2021, U.S. Energy Corp. (“we”, “us” or the “Company”) held its 2021 Annual Meeting of Shareholders (the “Meeting”). At the Meeting, the shareholders of the Company approved the adoption of the Company’s 2021 Equity Incentive Plan (the “2021 Plan”).

The 2021 Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the Board of Directors (the “Board”) may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant. Employees, non-employee directors, and consultants of the Company and its subsidiaries are eligible to participate in the 2021 Plan. Incentive stock options may be granted under the 2021 Plan only to employees of our company and its affiliates. Employees, directors and consultants of our company and its affiliates are eligible to receive all other types of awards under the 2021 Plan.

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the 2021 Plan is the sum of (i) one million (1,000,000) shares, and (ii) an annual increase on April 1st of each calendar year, beginning in 2022 and ending in 2031, in each case subject to the approval of the Board of Directors or the Compensation Committee on or prior to the applicable date, equal to the lesser of (A) five percent (5%) of the total shares of common stock of the Company outstanding on the last day of the immediately preceding fiscal year; (B) one million (1,000,000) shares; and (C) such smaller number of shares as determined by the Board of Directors or Compensation Committee (the “Share Limit”). Notwithstanding the above, no more than 10,000,000 incentive stock options may be granted pursuant to the terms of the 2021 Plan. The 2021 Plan was originally approved by the Board of Directors of the Company on April 27, 2021, subject to shareholder approval.

The material terms of the 2021 Plan were described in the Company’s Proxy (defined below in Item 5.07) under the caption “Proposal 4: Approval of the U.S. Energy Corp. 2021 Equity Incentive Plan”.

The above description of the 2021 Plan does not purport to be complete, and is qualified in its entirety by reference to the full text of the 2021 Plan, which is attached as Exhibit 10.1 hereto and is incorporated by reference into this Item 5.02.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Meeting, an aggregate of 2,336,847 shares of voting stock, or 52.3% of our 4,469,599 total outstanding voting shares as of April 26, 2021, the record date for the Meeting (the “Record Date”), were present at or were voted at the Meeting, constituting a quorum. The holders of shares of our common stock are entitled to one vote for each share held, except that for the election of directors, shareholders may cumulate votes. The following proposals were voted on at the Meeting (as described in greater detail in the Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on May 12, 2021 (the “Proxy”)), with the results of such voting as set forth below. Capitalized terms have the meanings given to such terms in the Proxy and this Form 8-K should be read in connection with the Proxy.

Proposal 1	Votes For	Votes Withheld	Broker Non-Votes
Election of Directors
James W. Denny III	1,151,043	42,453	1,143,351
Ryan L. Smith	1,165,445	28,051	1,143,351

Proposal 2	Votes For	Votes Against	Abstentions	Broker Non-Votes
To ratify the appointment of Plante & Moran PLLC as the Company’s independent auditor for the fiscal year ended December 31, 2021	2,224,306	96,793	15,748	—

Proposal 3	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve, on an advisory basis, the 2020 compensation of the Company’s named executive officers	1,093,184	64,973	35,339	1,143,351

Proposal 4	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve the adoption of the Company’s 2021 Equity Incentive Plan	1,057,654	107,721	28,121	1,143,351

As a result of the above voting, each of the two (2) Class Two director nominees were duly appointed to the Board of Directors by a plurality of the votes cast (there was no solicitation in opposition to management’s nominees as listed in the proxy statement), each to serve a term of three years and until their respective successors have been elected and qualified, or until their earlier resignation or removal and proposals 2, 3 and 4, which each required more votes cast favoring each such proposal than cast opposing such proposal, were validly approved and ratified by the Company’s shareholders.

Item 8.01 Other Events.

On June 24, 2021, the Board appointed Mr. James W. Denny III to the Compensation Committee of the Board of Directors (replacing Mr. Javier F. Pico in such role) and Mr. Pico as the Chairman of the Nominating Committee. After such appointments the membership of the Company’s Committees of the Board of Directors is as follows:

Committees of the Board

	Independent	Director Class	Audit Committee	Compensation Committee	Nominating Committee	Hedging Committee
Ryan L. Smith		Two
James W. Denny III	X	Two		M	M	M
Randall D. Keys	X	One	C	M	M	M
Javier F. Pico	X	Three	M		C
D. Stephen Slack(1)	X	One	M	C

(1) Chairman of Board of Directors.

C – Chairman of Committee.

M – Member.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	U.S. Energy Corp. 2021 Equity Incentive Plan

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. ENERGY CORP.

By:	/s/ Ryan Smith
Ryan Smith
Chief Executive Officer

Dated:	June 29, 2021